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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 11, 2005



                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OKLAHOMA                     000-26331                 75-2954680
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


                    1613 E. 15TH, TULSA, OKLAHOMA              74120
                (Address of principal executive offices)     (Zip Code)


                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The registrant has entered into an employment agreement with Bobby L. Moore, which has an effective date as of August 15, 2005 and a term of twenty-four months with four automatic twelve month renewal periods. Pursuant to the employment agreement, Mr. Moore shall serve as the Registrant's President and Chief Executive Officer and is entitled to receive a base salary of $25,000 per month plus travel and entertainment expenses and an annual bonus up to his annual base salary based on meeting objectives determined by the Board of Directors and Mr. Moore. Also pursuant to the employment agreement, the registrant has agreed that Mr. Moore and the management team of the registrant shall be granted options to purchase up to an aggregate amount of fifteen percent of the common stock of the registrant. A copy of Mr. Moore's employment agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of the employment agreement.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective as of August 15, 2005, Bobby L. Moore shall replace Warren F. Kruger as the registrant's President and Chief Executive Officer. Mr. Kruger shall remain Vice Chairman of the registrant's Board of Directors and employed with the registrant in a capacity that has yet to be determined. For the material terms of Mr. Moore's employment agreement with the registrant, see Item
1.01 above to this Current Report on Form 8-K. Mr. Moore has also been appointed as a member of the registrant's Board of Directors effective as of August 15, 2005.

     For the last several years, Mr. Moore has been involved with managing a privately held business owned by him. Until 2002, Mr. Moore served for three years as CEO of CHEP International, preceded by four years as President and CEO of CHEP Americas, subsidiaries of Brambles Industries Limited, a publicly traded company on the Australian Stock Exchange. Prior to his employment with CHEP, Mr. Moore served in senior managerial positions with PepsiCo for more than 20 years.

SECTION 7 - REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

     On August 11, 2005, the registrant announced that Bobby L. Moore has been named President, CEO and a member of the Board of Directors of the registrant. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     10.1 Employment Agreement dated as of August 15, 2005, between Greystone Logistics, Inc. and Bobby L. Moore

     99.1  Press Release date August 11, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GREYSTONE LOGISTICS, INC.


Date: August 12, 2005                           By: /s/ Robert H. Nelson
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                                                    Robert H. Nelson
                                                    Chief Financial Officer
















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